Contract No.: HTF 2007-CG-T011

Technology Development (Commission) Contract

Project: Jinxin Project—Shanxi Credit and Guarantee Informative Platform Second Stage

Trustor: Shanxi Mid-Small Enterprise Guarantee Center (“The Client”)

Consignee: Shenzhen Hengtaifeng Technology Co., Ltd. (“The Company”)

Date: May 21, 2007

Place: Taiyuan City

Valid: May 21, 2007 – May 20, 2008

Technology Development (Commission) Contract

Trustor: Shanxi Mid-Small Enterprise Guarantee Center (“The Client”)
Address: 345 Yingze Rd., Taiyuan, PRC
Legal representative: Xiao’er Cao
Tel: 351-4031288
Fax: 351-4048296

Consignee: Shenzhen Hengtaifeng Technology Co., Ltd. (“The Company”)
Address: Room 605, Chuangwei Building A, No.1 Gaoxinnan Road, Science and Technology Park, Nanshan District, Shenzhen City
Legal representative: Yuangqing Li
Tel: 755-26743550
Fax: 755-26743552
E-mail: cwh@htf.com.cn

The Clients hereby retains the Company to develop the project “Jinxin Project of “Shanxi Credit and Guarantee Informative Platform Second Stage”, and the Company hereby accepts such engagement and shall perform the obligations for the Client described herein, faithfully and to the best of its ability.

SECTION 1. Requirements for technology development are as follows:

1.	Technology objective:
Develop a loan risk control management system featuring open-system structure, easy-to-expand, easy-to-maintain and user-friendly interface based on computer networking, database and advanced development platform.
2.	Technology content
Supports surety guarantee services including consultancy, application, initial check, early-stage research and study, audit, sign contract, release, follow, terminate, overdue, realizes auto workflow and standardization of guarantee procedure, provides supports for project management, risk control management and post loan follow, real-time reflects each stage of guarantee business, financial analysis and credit rating to realize scientific guarantee management.
3.	Technology method and line
The system adopts Client/Server structure, establishes mold and database by Visio, and uses Net as application and development tools.

SECTION 2. The Company shall provide technology development plan to Client within 20 working days after the Contract taking effect. The Plan shall include following information:

1.	Members of development group and responsibilities of them (including the Company and the Client);
2.	Project development plan

SECTION 3. The Company agrees to conduct development according to following schedule:

1.
The Company shall complete analysis for Client within 15 days after the Client gives the request, and provide “Jinxin Project—Shanxi Credit and Guarantee Informative Platform Upgrading-Business Request Instruction” for Client signature and confirmation.

2.
The Company shall complete system design, encoding and system test according to the schedule regulated in “Project Development Plan”, deliver the development results to the Client and implement according to “Project Development Plan”.

SECTION 4. The Client shall provide following technology documents and cooperation to the Company:

1.	Technology document list: project instruction materials.
2.	Time and form: The Client shall provide the above materials in the form of hard copy and soft copy to the Company within five working days after signing the Contract.
3.	Other cooperative items: The Client bears the obligations in assisting the Company to complete project request analysis.
After the completion of the Contract, above said technology materials shall be filed by the Company as project development documents.

SECTION 5. Compensation

1.	For the above services, the Company will receive ¥490,000 in total, including seven guarantee organizations and each payment will be ¥70,000.
2.	The Client will pay the above compensation by installments. Detailed payment method and time as follows:
1)	The Company will receive ¥250,000 within five working days before training.
2)	The Company will receive ¥240,000 within three working days after the Client inspects and accepts the project.

Bank, address and account of the Company:
Opening bank: Construction Bank of China – Shenzhen Gaoxinyuan Branch
Address: Room 605, Chuangwei Building A, No.1 Gaoxinnan Road, Science and Technology Park, Nanshan District, Shenzhen City Science and Technology Park, Nanshan District, Shenzhen
Account No.: 048010020004489

SECTION 6. R&D fee will be totally used by the Company.

SECTION 7. Any changes of the contract should be subject to mutual written consent.

SECTION 8. The Company shall not transfer all or part of the contract to any third party without consent of Client.

SECTION 9. Either party should be responsible for the loss incurred in executing the contract provided that: (1) current technology is not sufficient;(2) not caused by the reason of the Company.

SECTION 10.During the period of the Contract, if the development technology has been publicly opened by any third party, one party shall inform the other party to terminate the Contract within three working days. The party failed to inform the other party shall bear all the losses and compensate.

SECTION 11. Confidential Information

The Client’s obligations:
1.
Content: The documents complied by the Company, designs, application software and other related technology materials, commercial information relating to the project, this contract and its attachment and price.

2.	Personal: all personal relating to this project
3.	Retention: dateless
4.	Reveal: undertake all the loss
The Company’s obligations:
1.	Content: The instructions, contract and attachments provided by the Clients
2.	Personal: all personal relating to this project
3.	Retention: dateless
4.	Reveal: undertake all the loss

SECTION 12. The Company shall deliver the development results to the Client by following ways:

1.	Form and quantity: Installation programs and user’s guide, one copy respectively, in the form of soft copy of “Jinxin Project—Shanxi Credit and Guarantee Informative Platform Second Stage”

2.	Time and place: the Client’s working place

SECTION 13. The Client will inspect and accept the project in accordance with “Jinxin Project—Shanxi Credit and Guarantee Informative Platform Upgrading-Business Request Instruction”. If the Client failed to inspect without reasonable explanations within three working days after the Company delivers the results and requests inspection, it is considered that the Client accepts the results.

SECTION 14. The Company guarantees that the development results shall not infringe the legal rights of any other third party. If any third party claims the Client on the technology, the Company shall bears all the losses.

SECTION 15. Technology Confidential

1.	Using rights: the Company and the Client
2.	Transfer rights: 100% the Company
3.	Distribution of related benefit: 100% the Company
Intellectual properties relating to this contract belongs to the Company 100%.

SECTION 16. The Company shall not transfer the development results to any third party without notice to the Client before deliver the results to the Client.

SECTION 17. The Company’s development personal enjoy the right to print the names on the technology result and achieve certificates.

SECTION 18. All the equipment, appliance, materials relating to development purchased by the Company belong to the Company.

SECTION 19. After the Company delivers the results to the Clients, the Company shall provide training for the Clients according to request and provide relating technology services.
1.	Content: Installation, commissioning and operation training
2.	Place and mode: The Company allocates engineers to working place of the Client

SECTION 20. Default terms: N/A

SECTION 21.The Client shall have the right to improve the technology results in the future if necessary, related results belong to the Client, and related profit belongs to the Client 100%. The Company shall have the right to improve the technology results in the future if necessary, related results belong to the Company, and related profit belongs to the Company 100%.

SECTION 22. During the period of the Contract, the Client nominates Mr. Xie Hongwei as project contact person, and the Company nominates Mr. Chen Weihua as project contact person, who will undertake following obligations:

1.	Responsible for communication, organization and correspondence
2.	Effectively control project schedule and ensure on-time completion of the project
3.	Responsible for detailed implementation of the Contract.
Changes of contact person shall be informed timely to each other in written.

SECTION 23. Force majeure

The two parties hereto acknowledge that one party may inform the other party to terminate the Contract due to force majeure.

SECTION 24. The two parties hereto acknowledge that disputes shall be solved through negotiation. If negotiation is impossible, it will be prosecuted to People’s Court.

SECTION 25. Definitions: N/A

SECTION 26. Other documents as part of this contract: N/A

SECTION 27. Other items
Attachment 1: “Jinxin Project—Shanxi Credit and Guarantee Informative Platform Upgrading-Business Request Instruction”
Attachment 2: “Project Development Plan”
Attachment 3: “Project Inspection and Accept Report”
The above attachments bear the same legal rights with the Contract.

SECTION 28. The Contract is prepared in quintuplicate which bear the same legal force.

SECTION 29. The Contract will take effect after signed and sealed by two parties.

Shanxi Mid-Small Enterprise Guarantee Center
Name:

Shenzhen Hengtaifeng Technology Co., Ltd.
Name: